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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                               ________________

                                   FORM 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
                               ________________

     Date of Report (Date of earliest event reported):  September 21, 2001



                             IKON RECEIVABLES, LLC
            (Exact name of registrant as specified in its charter)


            Delaware                    333-91599                  23-2990188
(State or Other Jurisdiction           (Commission              (I.R.S. Employer
       of Incorporation)               File Number)            Identification No.)


   1738 Bass Road                                           31208
     PO Box 9115                                          (Zip Code)
    Macon, Georgia
(Address of Principal
  Executive Offices)


      Registrant's telephone number, including area code: (912) 471-2300


                                   No Change
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         (Former name or former address, if changed since last report)


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Item 5.     Other Events
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     In connection with the offering of IKON Receivables, LLC Lease-Backed
Notes, Series 2000-1 (the "Offering"), described in a Preliminary Prospectus Supplement dated as of May 19, 2000, and superceded by a Prospectus Supplement dated as of May 25, 2000, pursuant to Section 8.08 of the Indenture, dated June 1, 2000 (the "Indenture"), among IKON Receivables, LLC (the "Issuer"), IOS Capital, Inc., (the "Servicer") and BankOne, N.A. (the "Trustee"), the Trustee has resigned as of September 21, 2001. The Chase Manhattan Bank (the "Successor Trustee") has been appointed the Successor Trustee pursuant to Section 8.09 of the Indenture.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   IKON RECEIVABLES, LLC

                                        By: IKON RECEIVABLES FUNDING, INC.,
                                            as Sole Member and Initial Manager


                                            By: /s/ Jack Quinn
                                                ----------------------
                                                Name:  Jack Quinn
                                                Title: Treasurer


Dated:  October 1, 2001

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